FEDERAL HOME LOAN BANK ADVANCES	12 Months Ended
Dec. 31, 2014
Advances from Federal Home Loan Banks [Abstract]
FEDERAL HOME LOAN BANK ADVANCES

NOTE 9 - FEDERAL HOME LOAN BANK ADVANCES

The Bank had total advances from the FHLB of $2,487,745 and $13,980,005 at December 31, 2014 and 2013, respectively. The weighted average interest rate on the advances was 2.89% and 1.36% at December 31, 2014 and 2013, respectively. The range of rates on the outstanding advances at December 31, 2014 varied from 1.78% to 4.58%.

At December 31, 2014, the contractual maturities of advances were as follows:
Year Ending December 31,	Amount
2015	$1,500,000
2016	987,745
$2,487,745

At December 31, 2014, in addition to FHLB stock, eligible residential real estate loans totaling approximately $77,790,000 were pledged to the FHLB to secure advances outstanding compared to $74,435,000 at December 31, 2013.